SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 15, 1996

                     Saxon Mortgage Securities Corporation
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               (Exact name of registrant as specified in charter)

         Virginia                      34-0-20552             52-1785164
- -----------------------------   ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)

                   4880 Cox Road, Glen Allen, Virginia  23060
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (804) 967-7400

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         (Former name or former address, if changed since last report.)


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Item 1. Changes in Control of Registrant.  Not Applicable.

Item 2. Acquisition or Disposition of Assets.  Not Applicable.

Item 3. Bankruptcy or Receivership.  Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5. Other Events.

        On August 15, 1996, the Registrant caused the issuance and sale of $234,089,000 aggregate initial principal amount of Mortgage Loan Asset Backed Certificates, Series 1996-1 (the "Class A Certificates"), pursuant to the Series 1996-1 Trust Agreement dated as of August 1, 1996 (the "Trust Agreement"), among the Registrant, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent, and Citibank, N.A., as Trustee, and the related Standard Terms to Trust Agreement (August 1996 Edition).

        Class A Certificates were issued in three Classes with original principal amounts and pass-through rates set forth below:

     Designation           Pass-Through Rate    Principal Balance
- ------------------------   -----------------   ---------------------
Class A-1 Certificates           7.38%             $ 43,000,000

Class A-2 Certificates             (1)             $  9,600,000

Class A-3 Certificates             (2)             $181,489,000


(1)     As defined in the Trust Agreement (exhibit 4.1).

(2)     As defined in the Trust Agreement (exhibit 4.1).

        In addition, Class R Certificates were sold in private transactions.

        The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to a Trust Agreement dated as of August 1, 1996 (the "Trust Agreement"), among Saxon Asset Securities Company (the "Seller"), Texas Commerce Bank National Association, as Custodian, Paying Agent, Certificate Registrar and Master Servicer (the "Master Servicer"), and Citibank, N.A., as trustee (the "Trustee"). The Mortgage Loans were acquired by the Seller from Saxon Mortgage, Inc. ("Saxon Mortgage"), an affiliate of the Seller which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured first liens on single family residential properties, including investment properties (which may be condominiums, one family residences, two to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc. (the "Servicer"), an affiliate of the Seller.

        The Class A Certificates were purchased by Lehman Brothers, Inc. and PaineWebber Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated as of August 8, 1996, and offered pursuant to Registration Statement No. 333-4127 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.


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        The financial guaranty insurance policies (the "MBIA Policies") issued by MBIA Insurance Corporation provide an unconditional and irrevocable guarantee as to payment of Insured Payments, subject to the terms of the MBIA Policies.

        An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. Each Class of Class A Certificates will constitute "regular interests" in the REMIC.

        The description of the Mortgage Loans pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%


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Original Loan-to-Value Ratios

Original Loan-to-Value   Number of   Scheduled Principal  Percent of Scheduled
     Ratios (%)            Loans          Balance ($)     Principal Balance (%)

50.00 and Below             46             8,454,589.77          4.658
50.01-55.00                 28             7,252,547.95          3.996
55.01-60.00                 37             8,870,691.27          4.888
60.01-65.00                 64            13,922,021.66          7.671
65.01-70.00                111            23,605,778.36         13.007
70.01-75.00                164            35,048,639.35         19.312
75.01-80.00                305            61,099,581.78         33.666
80.01-85.00                 71             8,889,163.02          4.898
85.01-90.00                 51             9,229,726.28          5.086
90.01-95.00                 25             5,116,407.40          2.819
Totals                     902           181,489,146.84        100.000

The weighted average original loan-to-value ratio is approximately 73.16%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $709,418.

Approximately 52.03% (by scheduled principal balance) of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

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Property Types of Mortgaged Premises

Property Type              Number of  Scheduled Principal  Percent of Scheduled
                             Loans       Balance ($)       Principal Balance (%)

Single Family Detached        797       165,418,051.06           91.145
Low Rise Condominium           30         3,851,087.80            2.122
Single Family Attached         23         4,618,821.08            2.545
Planned Unit Development       21         3,565,562.22            1.965
Townhouse                       9           957,643.68            0.528
Deminimus PUD                   8         1,726,956.68            0.952
Manufactured Housing            6           455,250.00            0.251
2-4 Family                      5           631,231.60            0.348
High Rise Condominium           3           264,542.72            0.146
Totals                        902       181,489,146.84          100.000

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Occupancy of Mortgaged Premises

Occupancy Type*  Number of Loans   Scheduled Principal   Percent of Scheduled
                                        Balance ($)      Principal Balance (%)


Primary Home          853            176,346,823.95              97.167
Investor               42              3,863,857.23               2.129
Second Home             7              1,278,465.66               0.704
Totals                902            181,489,146.84             100.000

* As represented by the Borrower on the Mortgage Loan application.

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Loan Purpose

Loan Purpose           Number of   Scheduled Principal     Percent of Scheduled
                         Loans         Balance ($)         Principal Balance (%)

Refinance (Cash-Out)      350          55,748,543.06               30.717
Purchase                  288          56,767,544.63               31.279
Refinance (No Cash-Out)   264          68,973,059.15               38.004
Totals                    902         181,489,146.84              100.000

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Metropolitan Area Distribution of Mortgaged Premises

Metro (2% or greater)  Number of   Scheduled Principal  Percent of Scheduled
   concentration)        Loans          Balance ($)     Principal Balance (%)


San Francisco, CA         84          25,475,062.95           14.037
Los Angeles, CA           61          16,419,627.59            9.047
San Diego, CA             37          11,778,953.64            6.490
Washington, DC            42           8,706,641.16            4.797
Other*                   678         119,108,861.50           65.629
Totals                   902         181,489,146.84          100.000

* Other includes approximately 53.66% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgage Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1.5%.

Approximately 1% of the Mortgage Loans are convertible from an adjustable to a fixed Note Rate.

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Origination Program

Origination Program     Number of    Scheduled Principal   Percent of Scheduled
                         Loans         Balance ($)         Principal Balance (%)

Full Documentation        582          109,801,854.33             60.501
Limited Documentation     320           71,687,292.51             39.499
Totals                    902          181,489,146.84            100.000

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First Interest Adjustment Date for ARM Loans


Adjustment Date      Number of Loans  Scheduled Principal  Percent of Scheduled
                                         Balance ($)       Principal Balance (%)

May 1, 1995                       1        192,364.36              0.106
June 1, 1995                      2        321,274.38              0.177
July 1, 1995                      2        393,388.70              0.217
September 1, 1995                 1         80,350.13              0.044
January 1, 1996                   1        531,860.62              0.293
April 1, 1996                     1        215,360.52              0.119
July 1, 1996                      2        705,991.09              0.389
August 1, 1996                    2        323,684.26              0.178
September 1, 1996                 6        749,504.59              0.413
October 1, 1996                  23      2,980,565.78              1.642
November 1, 1996                 91     22,216,831.62             12.241
December 1, 1996                176     42,466,799.69             23.999
January 1, 1997                 164     35,389,486.44             19.500
February 1, 1997                 75     16,574,507.89              9.133
April 1, 1997                     2        429,896.06              0.237
May 1, 1997                      13      2,745,449.16              1.513
June 1, 1997                     74     15,847,126.52              8.732
July 1, 1997                     84     14,657,354.24              8.076
August 1, 1997                   42      6,988,762.00              3.851
March 1, 1999                     1        108,227.40              0.060
April 1, 1999                     9      1,173,465.59              0.647
May 1, 1999                      12      1,716,136.56              0.946
June 1, 1999                     47      4,874,656.37              2.686
July 1, 1999                     46      6,367,447.87              3.508
August 1, 1999                   25      3,438,475.00              1.895
Totals                          902    181,489,146.84            100.000

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Next Interest Adjustment Date for ARM Loans

Adjustment Date      Number of Loans  Scheduled Principal  Percent of Scheduled
                                         Balance ($)       Principal Balance (%)

September 1, 1996                 7        830,034.72              0.457
October 1, 1996                  24      3,195,926.30              1.761
November 1, 1996                 92     22,409,195.98             12.347
December 1, 1996                178     42,788,074.07             23.576
January 1, 1997                 169     37,020,726.85             20.398
February 1, 1997                 76     16,645,559.73              9.172
April 1, 1997                     2        429,896.06              0.237
May 1, 1997                      13      2,745,449.16              1.513
June 1, 1997                     74     15,847,126.52              8.732
July 1, 1997                     84     14,657,354.24              8.076
August 1, 1997                   43      7,241,394.42              3.990
March 1, 1999                     1        108,227.40              0.060
April 1, 1999                     9      1,173,465.59              0.647
May 1, 1999                      12      1,716,136.56              0.946
June 1, 1999                     47      4,874,656.37              2.686
July 1, 1999                     46      6,367,447.87              3.508
August 1, 1999                   25      3,438,475.00              1.895
Totals                          902    181,489,146.84            100.000

The Weighted Next Interest Adjustment Date is May 1, 1997.

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Original Term to Stated Maturity

Original Term (Months)  Numer of  Scheduled Principal  Percent of Scheduled
                          Loans        Balance ($)      Principal Balance (%)

360                       377         44,241,096.74           84.108
337                         1            104,887.41            0.199
336                         2            117,032.16            0.222
335                         4            447,265.31            0.850
334                         1            114,167.29            0.217
333                         1            129,991.89            0.247
332                         2            380,414.53            0.723
331                         1             96,458.72            0.183
329                         1             87,137.31            0.166
326                         1            219,641.21            0.418
313                         1            108,167.49            0.206
312                         1            285,199.94            0.542
301                         1            681,758.85            1.296
240                         3            180,150.00            0.342
180                        69          5,242,565.06            9.967
120                         2            164,400.00            0.313
Totals                    468         52,600,333.91          100.000


The weighted average original term to stated maturity is approximately 339 months.

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Original Loan-to-Value Ratios

Original Loan-to-Value   Number of   Scheduled Principal  Percent of Scheduled
     Ratios (%)            Loans          Balance ($)     Principal Balance (%)

50.00 and Below             44             3,457,188.32          6.573
50.01-55.00                 17             1,975,033.96          3.755
55.01-60.00                 17             1,976,851.54          3.758
60.01-65.00                 29             3,304,283.99          6.282
65.01-70.00                 70             8,066,492.51         15.335
70.01-75.00                 74             9,333,337.07         17.744
75.01-80.00                160            17,890,756.01         34.013
80.01-85.00                 18             1,688,967.14          3.211
85.01-90.00                 17             2,278,994.56          4.333
90.01-95.00                 22             2,628,428.81          4.997
Totals                     468            52,600,333.91        100.000

The weighted average original loan-to-value ratio is approximately 72.93%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $245,737.

Approximately 75.73% (by scheduled principal balance) of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

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Payment Type

Payment Type    Number of Loans  Scheduled Principal   Percent of Scheduled
                                    Balance ($)        Principal Balance (%)

Buydown                  1           398,400.00               0.757
Level Payment          467        52,201,933.91              99.243
Totals                 468        52,600,333.91             100.000

Approximately 100% of the Mortgage Loans (based on Scheduled Principal Balance) contain a `due on-sale' clause.

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Property Types of Mortgaged Premises

Property Type              Number of  Scheduled Principal  Percent of Scheduled
                             Loans       Balance ($)       Principal Balance (%)

Single Family Detached        402        46,253,271.99           87.933
Single Family Attached         17         2,205,744.95            4.193
Deminimus PUD                  12         1,199,633.78            2.281
Low Rise Condominium            9           740,913.70            1.409
Manufactured Housing            9           455,978.63            0.867
Planned Unit Development        8           901,662.28            1.714
High Rise Condominium           5           286,430.52            0.545
2-4 Family                      4           431,787.01            0.821
Townhouse                       2           124,911.05            0.237
Totals                        468        52,600,333.91          100.000

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Occupancy of Mortgages Permises

Occupancy Type*   Number of Loans  Scheduled Principal   Percent of Scheduled
                                       Balance ($)       Principal Balance (%)

Primary Home           421            48,708,008.75            92.600
Investor                36             2,694,674.54             5.123
Second Home             11             1,197,650.62             2.277
Totals                 468            52,600,333.91           100.000

* As represented by the Borrower on the Mortgage Loan application.

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Loan Purpose

Loan Purpose           Number of    Scheduled Principal    Percent of Scheduled
                         Loans          Balance ($)        Principal Balance (%)

Refinance (Cash-Out)      232         22,754,875.77              43.260
Purchase                  154         18,279,629.24              34.752
Refinance (No Cash-Out)    82         11,565,828.90              21.988
Totals                    468         52,600,333.91             100.000

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Origination Program

Origination Program    Number of  Scheduled Principal   Percent of Scheduled
                         Loans        Balance ($)       Principal Balance (%)

Full Documentation        237         24,298,230.58            46.194
Limited Documentation     231         28,302,103.33            53.806
Totals                    468         52,600,333.91           100.000

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Metropolitan Area Distribution of Mortgaged Premises

Metro (5% or greater   Number of   Scheduled Principal   Percent of Scheduled
   concentration)        Loans         Balance ($)       Principal Balance (%)

Los Angeles, CA            28          4,061,431.49             7.721
Other*                    440         48,538,902.42            92.279
Totals                    468         52,600,333.91           100.000

* Other includes approximately 71.62% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgaged Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1.4%

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

Item 6. Registrations of Registrant's Directors.
        Not Applicable.

Item 7. Financial Statements, Pro Forma, Financial Information and Exhibits

        (a)    Not Applicable.

        (b)    Not Applicable.

        (c)    Exhibits

               1.1 Underwriting Agreement dated August 8, 1996 among Lehman Brothers, Inc., PaineWebber Incorporated, Saxon Asset Securities Company, Saxon Mortgage, Inc. and Dominion Mortgage Services, Inc. and Standard Terms to Underwriting Agreement
                      (August 1996 Edition).

               4.1 Trust Agreement dated August 1, 1996 among Saxon Asset Securities Company, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent and Citibank, N.A., as Trustee and Standard Terms to the Trust Agreement (August 1996 Edition).

               99.2 Copies of the Certificate Guaranty Insurance Policies issued by MBIA Insurance Corporation


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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SAXON ASSET SECURITIES COMPANY

                                      By:      /s/ Bradley Adams

                                      Name:    Bradley Adams
                                      Title:   Assistant Vice President

August 30, 1996